This is a conforming paper copy pursuant to Rule # 901(d) of Regulation S-T.



                  SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549



                               FORM 8-K


                       CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 24, 1995


               AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)


Commission file number       0-12820

           VIRGINIA                           54-1284688
(State or other jurisdiction of           (I.R.S. Employer
 incorporation or organization)            Identification No.)

          628 Main Street
         Danville, Virginia                         24541
(Address of principal executive offices)          (Zip Code)

                       (804) 792-5111
(Registrant's telephone number, including area code)


(Former Name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
          None


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     As reported in the Corporation's form 10-Q for the first and second calendar quarters of 1995, American National Bank & Trust Company (the Bank), a wholly owned subsidiary of American National Bankshares Inc., announced that the Bank had entered into a Purchase and Assumption agreement with Crestar Bank which provided for the acquisition of the Gretna, Virginia branch office of Crestar Bank by American National Bank & Trust Company. On June 5, 1995 the Bank received approval of the Comptroller of the Currency for the acquisition of this branch office.
     This agreement was consummated on August 24, 1995 at which time the Bank purchased the branch office facilities and related furniture and fixtures at their current book value of approximately $298,000, together with cash on hand in the amount of $221,210 and designated loans in the amount of $2,148,796 and assumed the deposit liabilities of $36,295,103.
     This acquisition was recorded as a purchase transaction in which the Bank paid a cash premium based on deposits and accrued interest. As a result of this purchase the Corporation will record a core deposit intangible asset of approximately $3,000,000.
     The Gretna branch facility opened for business as a branch operation of American National Bank & Trust Company on August 25, 1995. All employees of the branch facility became employees of American National Bank & Trust Company and will continue to serve the customers of the Gretna community.
     No relationship exists between Crestar Bank and American National Bank & Trust Company or its officers except that Crestar Bank has served as a "correspondent" for American National Bank & Trust Company for the purpose of transferring funds and the collection of cash items or cash letters in the normal course of a correspondent banking relationship and that American National Bank & Trust Company acts as agent for Crestar Bank by accepting Visa and Mastercard applications on behalf of Crestar bank and by collecting bank card deposits from merchants for Crestar Bank.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
          None


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          None

ITEM 5.  OTHER EVENTS
          None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
          None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
          None

ITEM 8.  CHANGE IN FISCAL YEAR
          None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         American National Bankshares Inc.
                               Registrant



                         /s/ Charles H. Majors
                         ---------------------------------
                               Charles H. Majors
                               President and Chief
                               Executive Officer

September 7, 1995